UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of The Securities Exchange Act of 1934


                         Date of Report: April 17, 2007
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-06217                   94-1672743
          --------                    ---------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


2200 Mission College Blvd., Santa Clara, California                 95054-1549
---------------------------------------------------                 ----------
     (Address of principal executive offices)                       (Zip Code)

                                 (408) 765-8080
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended March 31, 2007 and forward-looking statements relating to 2007 and the second quarter of 2007 as presented in a press release of April 17, 2007.

          Also included in Exhibit 99.1 under the heading "Supplemental Operating Results and Other Information" is certain unaudited annual and quarterly financial information for the Digital Enterprise Group, Mobility Group, Flash Memory Group, and "all other" category. In the first quarter of 2007, the company began allocating share-based compensation to the operating segments, and results have been adjusted retrospectively to reflect this change as well as certain other minor reorganizations. The allocation of share-based compensation to the operating segments does not in any way restate or revise the consolidated financial position, results of operations or cash flows of Intel Corporation as set forth in any previously reported consolidated balance sheet, consolidated statement of income or consolidated statement of cash flows of the company. This information is provided as supplemental financial information that may be of interest to Intel Corporation stockholders.

          The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


Item 7.01 REGULATION FD DISCLOSURE

          In connection with the company's ongoing program designed to improve operational efficiency and results, the company previously announced that it had determined on August 30, 2006 to undertake a number of additional actions recommended by the company's Structure and Efficiency Taskforce relating to organizational efficiency, business processes and programs (collectively, the "Efficiency Plan"). The company recorded restructuring and asset impairment charges of $75 million in the first quarter of 2007.

          Previously, Intel Corporation approved a plan to place for sale its fabrication facility in Colorado Springs, Colorado. The assets subject to this impairment were principally used in support of the communications and application processor business.

          During the fourth quarter of 2006, the company recorded non-cash land, building and equipment write-downs of approximately $214 million. As a result of softer than anticipated market conditions, in the first quarter of 2007, the company recorded additional non-cash write-downs of approximately $54 million.

          The company currently expects to incur additional charges related to employee severance and benefit arrangements of approximately $60 million in the second quarter of 2007, which includes the impacts of our ongoing Efficiency Plan and expected severance charges related to the Colorado Springs facility. For the employees at the Colorado Springs facility, plans regarding employee termination benefits will depend in part on the terms of any sales transaction regarding the facility.

          The exact timing of charges from employee severance and benefit arrangements and the related cash outflows, as well as the estimated cost ranges by category type, has not been finalized. This information will be subject to the finalization of timetables for the transition of functions, local labor law requirements, including consultation with appropriate works councils as well as the statutory severance requirements of the particular legal jurisdictions impacted, and the amount and timing of the actual charges may vary due to a variety of factors including the salary, position and number of years of service of the affected employees as well as the type and amount of severance benefits offered to employees.

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          Additional, presently undetermined, charges related to the Efficiency
          Plan may be incurred in the remainder of 2007 and 2008 and 2009 fiscal years. Additional details will be provided in the company's earnings releases and Business Outlook statements published quarterly in such fiscal years. The Efficiency Plan reflects the Corporation's intention only.

          This Form 8-K and attached press release contain forward-looking statements that involve risks, uncertainties and assumptions. In addition to the factors addressed in the attached press release relating to forward looking statements made in the press release, many factors could affect the planned sale of the Colorado Springs facility, the Efficiency Plan and the company's actual results, and if the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of the company may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any to any projections of charges or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the timing and execution of the planned sale of the Colorado Springs facility or any restructuring plan; benefit program changes and the extent of employees impacted by planned sale of the Colorado Springs facility or the restructuring; and any statements or assumptions underlying any of the foregoing; the extent or timing of cost savings, use of cost savings, revenue or profitability improvements, or other financial items; any statements concerning the company's expected competitive position or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Intel presently considers the factors set forth below to be the important factors that could cause actual results to differ materially from the company's published expectations: risks, uncertainties and assumptions including the timing and execution of plans and programs subject to local labor law requirements, including consultation with appropriate works councils; assumptions related to severance and post-retirement costs; future acquisitions, dispositions, investments, new business initiatives and changes in product roadmap, development and manufacturing which may affect expense and employment levels at the company; assumptions relating to product demand and the business environment; and other risk factors that are described from time to time in the company's Securities and Exchange Commission reports, including but not limited to the risk factors described in the company's Annual Report on Form 10-K for the year ended December 30, 2006. The company assumes no obligation to update these forward-looking statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEL CORPORATION
                                        (Registrant)

Date: April 17, 2007                By: /s/ Andy D. Bryant
                                        ----------------------------------------
                                        Andy D. Bryant
                                        Executive Vice President,
                                        Chief Financial and Enterprise Services
                                        Officer and Principal Accounting Officer


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